TOUCHSTONE FUNDS

                Transactions Pursuant to Rule 10f-3 of ICA

                     Touchstone Variable Series Trust
                        International Equity Fund



 Name of Issuer:                                     Equant N.V.

Name of Security:                           Equant N.V.

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    02/12/99

Number of Units Purchased:                  2,576

Price Per Unit:                                      $75.50

Total Price Paid:                                    $194,488.00

Portfolio Assets on Trade Date:                      $35,596,512

 % Gross Underwriting Spread:                        0.55%

Underwriting Type:                                   Firm

 Total Offering:                                     35,000,000

25% of Offering:                                     8,750,000
----------------

Affiliated Underwriter :                             Credit Suisse First Boston

Broker from whom Fund/Portfolio purchased:  Morgan Stanley Dean Witter



















                                TOUCHSTONE FUNDS

                   Transactions Pursuant to Rule 10f-3 of ICA

                        Touchstone Variable Series Trust
                             Income Opportunity Fund



 Name of Issuer:        Charter Communications Holdings

Name of Security:       Charter Communications Holdings, 8.625%, due 04/01/2009

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    03/12/99

Number of Units Purchased:                  750,000

Price Per Unit:                                      $99.695

Total Price Paid:                                    $747,712.50

Portfolio Assets on Trade Date:                      $33,413,538

 % Gross Underwriting Spread:                        2.24%

Underwriting Type:                                   Firm

 Total Offering:                                     115,500,000

25% of Offering:                                     28,875,000
----------------

Affiliated Underwriter :                             Donaldson, Lufkin, Jenrette

Broker from whom Portfolio purchased:                Goldman Sachs

















                               TOUCHSTONE FUNDS

                  Transactions Pursuant to Rule 10f-3 of ICA

                        Touchstone Variable Series Trust
                             Income Opportunity Fund



 Name of Issuer:                                     Consolidated Container

Name of Security:                           Consolidated Container

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    06/24/99

Number of Units Purchased:                  250,000

Price Per Unit:                                      $100.00

Total Price Paid:                                    $250,000.00

Portfolio Assets on Trade Date:                      $31,598,929

 % Gross Underwriting Spread:                        0.79%

Underwriting Type:                                   Firm

 Total Offering:                                     185,000,000

25% of Offering:                                     46,250,000
----------------

Affiliated Underwriter:                              Donaldson Lufkin Jenrette

Broker from whom Fund purchased:            Bear Stearns




















                             TOUCHSTONE FUNDS

               Transactions Pursuant to Rule 10f-3 of ICA

                    Touchstone Variable Series Trust
                        Income Opportunity Fund



 Name of Issuer:                                     Dura Operating

Name of Security:                           Dura Operating

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    04/15/99

Number of Units Purchased:                  500,000

Price Per Unit:                                      $100.00

Total Price Paid:                                    $500,000.00

Portfolio Assets on Trade Date:                      $34,067,222

 % Gross Underwriting Spread:                        1.47%

Underwriting Type:                                   Firm

 Total Offering:                                     300,000,000

25% of Offering:                                     75,000,000
----------------

Affiliated Underwriter:                              Donaldson Lufkin Jenrette

Broker from whom Fund purchased:            Nations Bank

















                                TOUCHSTONE FUNDS

                Transactions Pursuant to Rule 10f-3 of ICA

                       Touchstone Variable Series Trust
                            Income Opportunity Fund



 Name of Issuer:                                     Royster-Clarke

Name of Security:                           Royster-Clarke

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    04/15/99

Number of Units Purchased:                  450,000

Price Per Unit:                                      $100.00

Total Price Paid:                                    $450,000.00

Portfolio Assets on Trade Date:                      $34,067,222

 % Gross Underwriting Spread:                        1.32%

Underwriting Type:                                   Firm

 Total Offering:                                     200,000,000

25% of Offering:                                     50,000,000
----------------

Affiliated Underwriter:                              Donaldson Lufkin Jenrette

Broker from whom Fund purchased:            J.P. Morgan




















                           TOUCHSTONE FUNDS

                Transactions Pursuant to Rule 10f-3 of ICA

                      Touchstone Variable Series Trust
                          Income Opportunity Fund



 Name of Issuer:                                     Lyondell Chemical

Name of Security:                           Lyondell Chemical

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    05/11/99

Number of Units Purchased:                  750,000

Price Per Unit:                                      $100.00

Total Price Paid:                                    $750,000.00

Portfolio Assets on Trade Date:                      $34,284,781

 % Gross Underwriting Spread:                        2.19%

Underwriting Type:                                   Firm

 Total Offering:                                     1,500,000,000

25% of Offering:                                     375,000,000
----------------

Affiliated Underwriter:                              Donaldson Lufkin Jenrette

Broker from whom Fund purchased:            J.P. Morgan

















                              TOUCHSTONE FUNDS

              Transactions Pursuant to Rule 10f-3 of ICA

                      Touchstone Variable Series Trust
                           Income Opportunity Fund



 Name of Issuer:                                     Worldwide Fiber

Name of Security:                           Worldwide Fiber

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    07/23/99

Number of Units Purchased:                  750,000

Price Per Unit:                                      $100.00

Total Price Paid:                                    $750,000.00

Portfolio Assets on Trade Date:                      $30,430,076

 % Gross Underwriting Spread:                        Reasonable per Sub-Advisor

Underwriting Type:                                   Firm

 Total Offering:                                     500,000,000

25% of Offering:                                     125,000,000
----------------

Affiliated Underwriter:                              Donaldson Lufkin Jenrette

Broker from whom Fund purchased:            Morgan Stanley




















                              TOUCHSTONE FUNDS

               Transactions Pursuant to Rule 10f-3 of ICA

                        Touchstone Variable Series Trust
                            Income Opportunity Fund



 Name of Issuer:                                     PSINet

Name of Security:                           PSINet

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    07/16/99

Number of Units Purchased:                  750,000

Price Per Unit:                                      $100.00

Total Price Paid:                                    $750,000.00

Portfolio Assets on Trade Date:                      $30,886,490

 % Gross Underwriting Spread:                        Reasonable per Sub-Advisor

Underwriting Type:                                   Firm

 Total Offering:                                     1,050,000,000

25% of Offering:                                     262,500,000
----------------

Affiliated Underwriter:                              Donaldson Lufkin Jenrette

Broker from whom Fund purchased:            Bear Stearns

















                              TOUCHSTONE FUNDS

                 Transactions Pursuant to Rule 10f-3 of ICA

                        Touchstone Variable Series Trust
                            Income Opportunity Fund



 Name of Issuer:                                     Republic Technologies

Name of Security:                           Republic Technologies

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    08/06/99

Number of Units Purchased:                  750,000

Price Per Unit:                                      $98.71

Total Price Paid:                                    $740,325.00

Portfolio Assets on Trade Date:                      $29,256,899

 % Gross Underwriting Spread:                        Reasonable per Sub-Advisor

Underwriting Type:                                   Firm

 Total Offering:                                     425,000,000

25% of Offering:                                     106,250,000
----------------

Affiliated Underwriter:                              Donaldson Lufkin Jenrette

Broker from whom Fund purchased:            Chase Securities

















                                TOUCHSTONE FUNDS

                 Transactions Pursuant to Rule 10f-3 of ICA

                      Touchstone Variable Series Trust
                          Income Opportunity Fund



 Name of Issuer:            United Pan-Europe Communications

Name of Security:           United Pan-Europe Communications, 144A

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    10/22/99

Number of Units Purchased:                  500,000

Price Per Unit:                                      $99.262

Total Price Paid:                                    $496,310.00

Portfolio Assets on Trade Date:                      $27,471,987

 % Gross Underwriting Spread:                        Reasonable per Sub-Advisor

Underwriting Type:                                   Firm

 Total Offering:                                     200,000,000

25% of Offering:                                     50,000,000
----------------

Affiliated Underwriter:                              Donaldson Lufkin Jenrette

Broker from whom Fund purchased:            Morgan Stanley




















                             TOUCHSTONE FUNDS

              Transactions Pursuant to Rule 10f-3 of ICA

                   Touchstone Variable Series Trust
                        Income Opportunity Fund



 Name of Issuer:                                     VoiceStream Wireless

Name of Security:                           VoiceStream Wireless, 144A

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    11/04/99

Number of Units Purchased:                  300,000

Price Per Unit:                                      $100.00

Total Price Paid:                                    $300,000.00

Portfolio Assets on Trade Date:                      $27,323,953

 % Gross Underwriting Spread:                        Reasonable per Sub-Advisor

Underwriting Type:                                   Firm

 Total Offering:                                     1,100,000,000

25% of Offering:                                     275,000,000
----------------

Affiliated Underwriter:                              Donaldson Lufkin Jenrette

Broker from whom Fund purchased:            Goldman Sachs

















                             TOUCHSTONE FUNDS

                Transactions Pursuant to Rule 10f-3 of ICA

                       Touchstone Variable Series Trust
                          Income Opportunity Fund



 Name of Issuer:                                     Exodus Communications

Name of Security:                           Exodus Communications, 144A

At Least 3 Years of Issuers Operations:              yes
---------------------------------------

Date of Purchase:                                    12/02/99

Number of Units Purchased:                  550,000

Price Per Unit:                                      $100.00

Total Price Paid:                                    $550,000.00

Portfolio Assets on Trade Date:                      $26,081,164

 % Gross Underwriting Spread:                        Reasonable per Sub-Advisor

Underwriting Type:                                   Firm

 Total Offering:                                     375,000,000

25% of Offering:                                     93,750,000
----------------

Affiliated Underwriter:                              Donaldson Lufkin Jenrette

Broker from whom Fund purchased:            Goldman Sachs